Exhibit 10.3
REGISTRATION RIGHTS AGREEMENT
by and among
ORTHOLOGIC CORP.
and
AZERX, INC.
and
The shareholders listed
on the signature pages hereto
Dated as of February 27, 2006

EXHIBITS
Exhibit A — Notice of Registration Statement and Selling Securityholder Questionnaire
Exhibit B — Form of Joinder Agreement

i

Execution Copy
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of February 27, 2006, by and among ORTHOLOGIC CORP., a Delaware corporation (together with its successors, the “Company”), AZERX, INC., a Delaware corporation (the “Seller”), and each of the other shareholders of the Company listed on the signature pages hereof and such other shareholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof (collectively with the Seller, the “Shareholders”).
RECITALS
     WHEREAS, the Company and the Seller are parties to that certain Asset Purchase Agreement dated February 23, 2006 (the “Purchase Agreement”);
     WHEREAS, pursuant to the Purchase Agreement, the Company agreed to issue to the Seller 1,325,000 shares of the Company’s Common Stock, $.0005 par value (the “Shares”), as partial consideration for the Acquired Assets;
     WHEREAS, the Seller intends to distribute the Shares to its shareholders as soon as is practicable after Closing; and
     WHEREAS, pursuant to the terms of, and in partial consideration for, the Seller’s commitment to enter into the Purchase Agreement, and to induce Seller to do so, the Company has agreed to provide Seller and the Shareholders with certain registration rights with respect to the Company’s Common Stock (as defined below) as set forth in this Agreement.
     NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
     Terms not otherwise defined herein shall have the same meaning as set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings specified:
     “1933 Act”: the Securities Act of 1933, as amended.
     “1934 Act”: the Securities Exchange Act of 1934, as amended.
     “Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the 1934 Act.

     “Business Day”: any day other than Saturdays, Sundays and days on which banking institutions located in Arizona are authorized by law or other governmental action to be closed, unless there shall have been an offering of the Common Stock registered under the 1933 Act, in which case “Business Day” means: (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business; or (b) if the Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.
     “Common Stock”: the Common Stock of the Company, $.0005 par value, and any class of securities issued in exchange therefor or into which the Common Stock is converted.
     “Fully Diluted Basis”: calculation of the number of securities of the Company after giving effect to (x) all shares of Common Stock then outstanding, (y) all shares of Common Stock issuable upon the exercise of any then outstanding option, warrant or similar right and (z) all shares of Common Stock issuable upon the exercise of any conversion or exchange right contained in any then outstanding security convertible into or exchangeable for shares of Common Stock.
     “Holder”: any record owner of Registrable Securities or any assignee thereof pursuant to Section 2.6 hereof.
     “Holders’ Counsel”: one counsel for the selling Holders, which counsel shall be selected by a majority in interest of all participating Holders in the case of the preparation and filing of a Resale Registration Statement.
     “Issue Date”: the first date of the original issuance of the Shares to Seller.
     “Person”: an individual, a partnership, a limited liability partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.
     “Registrable Securities”: (i) the Shares of Common Stock issued to the Shareholders or any of their Affiliates as contemplated by the Purchase Agreement, and any additional shares of Common Stock issued to AzTE in connection with the assignment of the AzTE Agreement to the Company; and (ii) Common Stock issued as (or issued upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares described in the foregoing clause (i), excluding in all cases, however, any shares of Common Stock which (x) are sold by a Person in a transaction in which the rights under this Agreement are not assigned pursuant to Section 2.6 hereof, (y) are then registered under an effective registration statement under the 1933 Act or (z) may be sold under paragraph (k) of Rule 144.
     “Registration Expenses”: all expenses incident to the Company’s performance of or compliance with Sections 2.1 through 2.7 hereof, which shall include, without limitation, the following costs and expenses, whether or not the Company is otherwise expressly required to pay such amounts in Sections 2.1 through 2.7 hereof: (i) all registration, filing, NASD and listing fees; (ii) all fees and expenses of complying with securities or blue sky laws; (iii) all word processing, duplicating, printing and electronic filing expenses; (iv) all messenger and delivery expenses; (v) the fees and disbursements of Company’s counsel and the Company’s independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance; (vi) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance; (vii) any fees or disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any; and (viii) the reasonable out-of-pocket expenses of the Holders of the Registrable Securities to be registered incurred in connection with such registration, including but not limited to the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Registrable Securities to be included in any Resale Registration Statement; provided, that the fees and disbursements of such counsel chosen by a majority of the Holders shall only be paid by the Company to the extent that such fees and disbursements do not exceed $10,000; provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of Company personnel or general overhead expenses of the Company, (ii) auditing fees not otherwise described herein, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent such data is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.
     “Resale Registration”: a registration of Registrable Securities pursuant to Section 2.1.
     “Rule 144”: Rule 144 promulgated under the 1933 Act, as amended.
     “SEC”: the U.S. Securities and Exchange Commission.
ARTICLE 2
REGISTRATION RIGHTS
     The Company covenants and agrees as follows:
     2.1 Resale Registration.
          (a) Resale Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the “Filing Deadline Date”) sixty (60) days after the Issue Date, a registration statement registering the resale, by Holders thereof, of all of the Registrable Securities (the “Resale Registration Statement”). The Resale Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use its reasonable best efforts to cause the Resale Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred twenty (120) days after the Issue

Date. Each Holder shall promptly, but not later than the forty-fifth (45th) day after the Issue Date, give the Company written notice (“Notice”) in the form attached hereto as Exhibit A, specifying the number of Registrable Securities held by Holder to be registered for resale on the Resale Registration Statement, the full legal name of the Holder and such other information requested in the form of Notice. None of the Company’s securityholders (other than the Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Resale Registration Statement. If any Resale Registration Statement filed pursuant to this Article 2 ceases to be effective for any reason prior to the end of the period set forth in Section 2.2(a), the Company shall promptly prepare and file, as soon as practicable, another registration statement pursuant to this Article 2, which shall be deemed to be a “Resale Registration Statement” hereunder and for such purpose, the “Issue Date” shall mean the date the previously effective Resale Registration Statement ceased to be effective.
          (b) Underwriting; Limitation due to Marketing Factors. If a registered offering under this Section 2.1 involves an underwriting, the Company shall not be required to include any of a Holder’s Registrable Securities in such registration unless such Holder accepts the terms of the underwriting as agreed upon between the Company or the persons entitled to select the underwriters, as the case may be, and the underwriters thereof.
          (c) Expenses of Resale Registration. The Company shall bear and pay all Registration Expenses incurred in connection with the Resale Registration.
     2.2 Obligations of the Company in Connection with a Registration.
     Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
          (a) Prepare and file with the SEC a registration statement on the appropriate form with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and remain effective for a period ending upon expiration of the Lock-Up Period (as defined in the Lockup Agreement) or until the distribution of all Registrable Securities contemplated in the registration statement has been completed, whichever first occurs.
          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as, in the opinion of counsel to the Company, may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.
          (c) Furnish to the Holders, upon request, without charge, such reasonable number of conformed copies of such registration statement and of each amendment and supplement thereto (including all exhibits), financial statements, schedules and all documents incorporated therein, deemed to be incorporated therein by reference or filed therewith (except that the Company shall not be obligated to furnish more than two (2) copies of such exhibits and documents), and numbers of copies of a prospectus, including a preliminary prospectus and each prospectus supplement or amendment, in conformity with the requirements of the 1933 Act, as they may reasonably request.
          (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and keep such registrations and qualifications effective during the period a registration statement is required to be effective; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction.
          (e) In the event of any underwritten public offering, enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.4 hereof.
          (f) Cause all such Registrable Securities to be listed on each securities exchange or automated inter-dealer quotation system on which similar securities issued by the Company are then listed.
          (g) Provide a transfer agent, registrar and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
          (h) Use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.
          (i) Use its commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.
     2.3 Information.
          (a) It shall be a condition precedent to the obligations of the Company to take any action hereunder with respect to the Registrable Securities of any Holder that such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
          (b) The Company shall make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided the foregoing persons first shall execute such confidentiality agreements as reasonably may be required by the Company.
          (c) The Company shall furnish to counsel (if any) selected by the Holders of a majority of the Registrable Securities covered by a registration statement and to counsel for the underwriters in any underwritten offering copies of all documents proposed to be filed with the SEC in connection with such registration a reasonable time prior to the proposed filing thereof and give reasonable consideration in good faith to any comments of such Holders, counsel and underwriters.
     2.4 Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement hereunder:
          (a) The Company will indemnify and hold harmless each Holder, the officers, directors, partners, members, employees and representatives of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act (each, a “Company Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state laws, or otherwise, whether direct or indirect, including without limitation any obligation to indemnify any underwriter against any such losses, claims, damages, or liabilities, in each case insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities laws, or any rule or regulation promulgated under any of the foregoing; and the Company will pay, or promptly reimburse to such Company Indemnified Person, as incurred, any legal or other expenses reasonably incurred by any Company Indemnified Person, in connection with investigating or defending any such loss, claim, damages, liability or action; provided, however, that the indemnity agreement contained in this Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Company Indemnified Person.
          (b) Each selling Holder, by requesting securities to be covered by any registration statement hereunder, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter, any other Holder selling securities in such registration statement and any of the directors, officers, partners or members and any controlling person of any such underwriter or other Holder (each, a “Holder

Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act, or any other federal or state laws or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Holder Indemnified Person, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld.
          (c) Promptly after receipt by an indemnified party under this Section 2.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 2.4 only to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.4.
          (d) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
     Notwithstanding the provisions of this Section 2.4(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of the Violation giving rise to such loss, liability, claim, damage, or expense. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (e) The obligations of the Company and Holders under this Section 2.4 shall survive the completion of any offering of Registrable Securities in a registration statement hereunder, and otherwise.
     2.5 Rule 144 Undertaking. The Company shall use its reasonable efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to Rule 144. The Company shall use its best efforts to file timely with the SEC all documents and reports required of the Company under the 1934 Act. The Company shall furnish to any Holder, upon request, a written statement executed by the Company as to compliance with the current public information requirements of Rule 144.
     2.6 Assignment of Registration Rights. The rights to cause the Company to register all or any portion of any Registrable Securities pursuant hereto may be assigned (but only with all related obligations) from time to time by a Holder to any transferee or assignee of such Holder’s Registrable Securities; provided such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.
     2.7 “Market Stand-off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during the seven days prior to and 180 days following the effective date of a registration statement of the Company filed under the 1933 Act, but only if:
          (a) the Holders are entitled under Section 2.1 to participate in such registration with respect to all of their Registrable Securities (provided that such agreement shall not apply to any shares which are included in any such registration); and
          (b) all officers and directors of the Company and shareholders who beneficially own more than 5% of the Company’s outstanding Common Stock (determined on a Fully Diluted Basis) and all other Persons with registration rights (whether or not pursuant to this agreement) enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.
ARTICLE 3
MISCELLANEOUS
     3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     3.2 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.
     3.3 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be a complete and adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
     3.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Arizona, applicable to contracts made and performed in such state, disregarding such state’s principles of conflicts of laws which would otherwise provide for the application of the substantive laws of another jurisdiction.
     3.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     3.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     3.7 Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of (i) the date of personal delivery to the party to be notified, (ii) the date of facsimile delivery with a confirmation copy sent simultaneously by registered or certified mail, postage prepaid, (iii) one Business Day after deposit for overnight delivery with a nationally recognized overnight courier, shipping charges prepaid, or (iv) four days after deposit with the United States Post Office by registered or certified mail, postage prepaid. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address and, as appropriate, the facsimile number, set forth under such party’s signature below (or to the attention of such other person or to such other address or facsimile number as such party shall have furnished to each other party in accordance with this Section 3.7).
     3.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and the holders of sixty six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding, provided that no such amendment or waiver shall be effective with respect to the rights of any Holder in respect of any registration effected prior to such amendment or waiver without the written consent of such Holder. Except as provided in the preceding sentence, any amendment or waiver effected in accordance with this Section 3.8 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, a waiver or consent with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Holders may be given by the holders of a majority of the Registrable Securities being sold. Notwithstanding the foregoing, Holders receiving Registrable Securities pursuant to Section 2.6 hereof may become parties hereto automatically upon execution and delivery to the Company of a joinder agreement, in substantially the form attached hereto as Exhibit B, to assume the obligations of a Holder hereunder and to be bound hereby, and thereafter each such Holder shall be deemed to be a “Holder,” and such Registrable Securities held by such Holder shall be deemed “Registrable Securities” hereunder. The Company shall promptly provide written notice to the other Holders of any new Holder becoming party to the Agreement.
     3.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     3.10 Entire Agreement. This Agreement, together with the exhibits hereto, and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.
[The remainder of this page is intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY: ORTHOLOGIC CORP., a Delaware corporation
By:	/s/ James M. Pusey
	Name:	James M. Pusey, M.D.
	Title:	President and Chief Executive Officer
	Address:	1275 West Washington Street
Tempe, Arizona 85281
	Facsimile No.:	(602) 470-7080

SELLER: AzERx, Inc., a Delaware corporation
By:	/s/ Colleen M. Brophy
	Name:	Colleen M. Brophy, M.D.
	Title:	Chief Executive Officer
	Address:	3863 West Park Avenue
Chandler, AZ 85226
	Facsimile No.:	(480) 965-0037

[Signature page to Registration Rights Agreement]

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

/s/ Alyssa Panitch
Alyssa Panitch

Number of Registrable Securities

/s/ Colleen M. Brophy
Colleen M. Brophy

Number of Registrable Securities

/s/ Lokesh Joshi
Lokesh Joshi

Number of Registrable Securities

/s/ Elizabeth Furnish
Elizabeth Furnish

Number of Registrable Securities

/s/ Terry E. Winters
Terry E. Winters

Number of Registrable Securities

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

/s/ Dennis Goldberg
Dennis Goldberg

Number of Registrable Securities

/s/ Randolph Steer
Randolph Steer

Number of Registrable Securities

/s/ Padmini Komalavilas
Padmini Komalavilas

Number of Registrable Securities

/s/ Charles Robb Flynn
Charles Robb Flynn

Number of Registrable Securities

/s/ Brandon Seal
Brandon Seal

Number of Registrable Securities

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

/s/ Jeffery Thresher
Jeffrey Thresher

Number of Registrable Securities

/s/ Catherine Parmiter
Catherine Parmiter

Number of Registrable Securities

/s/ Elisabeth McLemore
Elisabeth McLemore

Number of Registrable Securities

/s/ David Woodrum
David Woodrum

Number of Registrable Securities

/s/ Adam Hansen
Adam Hansen

Number of Registrable Securities

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

/s/ Deron Tessier
Deron Tessier

Number of Registrable Securities
VALLEY VENTURES III, L.P.,
By VV III Management, L.L.C., its General Partner
Its:      General Partner

By: /s/ Gregg E. Adkin
Name:	Gregg E. Adkin
Title:	Managing Member
ARIZONA SCIENCE & TECHNOLOGY ENTERPRISES, LLC

By: /s/ Peter Slate
Name:	Peter Slate
Title:	CEO

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT
EXHIBIT A
ORTHOLOGIC CORP.
NOTICE OF REGISTRATION STATEMENT
and
SELLING SECURITYHOLDER QUESTIONNAIRE
     Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) by and among OrthoLogic Corp. (the “Company”), AzERx, Inc. and the shareholders listed therein. Pursuant to the Registration Rights Agreement, the Company will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of common stock, par value $.0005 per share (the “Common Stock”), issuable pursuant to the Asset Purchase Agreement and Plan of Reorganization between the Company and AzERx, Inc. dated February ___, 2006. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Resale Registration Statement. In order to have Registrable Securities included in the Resale Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt within 45 days from the Issue Date. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Resale Registration Statement, and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling securityholder in the Resale Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Resale Registration Statement and related Prospectus.
     The term “Registrable Securities” is defined in the Registration Rights Agreement to mean (i) the Shares of Common Stock issued to the Shareholders or any of their Affiliates as contemplated by the Purchase Agreement; and (ii) Common Stock issued as (or issued upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares described in the foregoing clause (i), excluding in all cases, however, any shares of Common Stock which (x) are sold by a Person in a transaction in which the rights under this Agreement are not assigned pursuant to Section 2.6 hereof, (y) are then registered under an effective registration statement under the 1933 Act or (z) may be sold under paragraph (k) of Rule 144.
ELECTION
     The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Resale Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.
     Upon any sale of Registrable Securities pursuant to the Resale Registration Statement, the Selling Securityholder will be required to deliver to the Company the Notice of Transfer to be set forth in Appendix A to the Prospectus.
     The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

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QUESTIONNAIRE
(1) (a) Full legal name of Selling Securityholder:

(b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which registrable securities listed in Item (3) below are held:

(2) Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

(3) Beneficial Ownership of Securities:
Except as set forth below in this Item (3) and Item (4), the undersigned does not beneficially own any shares of Common Stock or any other securities of the Company.
(a)	Number of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned: shares

(b)	Number of Registrable Securities which the undersigned wishes to be included in the Resale Registration Statement: shares

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(4) Beneficial Ownership of Other Securities of the Company:
Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Registrable Securities listed above in Item (3).
State any exceptions here:

(5) Indicate below if the undersigned is (a) a broker-dealer or (b) an affiliate of a broker-dealer. Except as set forth below, if the undersigned is an affiliate of a broker-dealer, the undersigned represents and warrants that it bought the Registrable Securities in the ordinary course of business and at the time of the purchase had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities:

If you are (a) a broker-dealer or (b) an affiliate of a broker-dealer who did not buy Registrable Securities in the ordinary course of business and at the time of your purchase had an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities, then you will be identified as an underwriter in the Resale Registration Statement.
(6) Relationships with the Company:
Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

(7) Plan of Distribution:
Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of

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options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.
State any exceptions here:

     Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M.
     In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and under the Registration Rights Agreement.
     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Resale Registration Statement and related Prospectus.
     The Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Resale Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:
     (i) To the Company:
OrthoLogic Corp.
1275 West Washington Street
Tempe, AZ 85281
Attn: James M. Pusey, M.D.
Tel: (602) 286-5520
Fax: (602) 470-7080

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     (ii) With a copy to:
Quarles & Brady LLP
One Renaissance Square
Two North Central Avenue
Phoenix, Arizona 85004-2391
Attn: Steven P. Emerick, Esq.
Fax: (602) 417-2980
Tel: (602) 230-5517
     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of Arizona without giving effect to any of the conflict of law rules thereof.

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     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder (Print/type full legal name of
beneficial owner of Registrable Securities)

By:

Name:

Title:

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EXHIBIT B
FORM OF JOINDER AGREEMENT
     This Agreement (the “Agreement”) is made and entered into as of                     , 2006 by                      (the “Joining Holder”) with ORTHOLOGIC CORP., a Delaware corporation (together with its successors, the “Company”).
RECITALS
     WHEREAS, the Company, AzERx, Inc., a Delaware corporation, and certain of the shareholders of the Company are parties to that certain Registration Rights Agreement dated as of February      , 2006 (the “Rights Agreement”); and
     WHEREAS, the Rights Agreement contemplates that Holders (as such term is defined in the Rights Agreement) of Registrable Securities (as such term is defined in the Rights Agreement) may become parties to the Rights Agreement and be bound thereto; and
     WHEREAS, Joining Holder has acquired Registrable Securities and desires to become a party to the Rights Agreement, all on the terms and conditions set forth in this Agreement.
     NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. By executing and delivering this Agreement to the Company, Joining Holder hereby agrees to become a party to, to be bound by, and to assume the obligations of a “Holder” under the Rights Agreement (as such term is defined in the Rights Agreement), in the same manner as if Joining Holder were an original signatory to the Rights Agreement. Joining Holder shall be considered to be a “Holder” and the stock held by Joining Holder shall be deemed to be “Registrable Securities” (as such terms are defined in the Rights Agreement).
     Accordingly, the undersigned has executed and delivered this Agreement as of the date first written above.

JOINING HOLDER:

[Print Name]